Exhibit 99.1

Alabama National BanCorporation Announces
Third Quarter 2007 Earnings

FOR IMMEDIATE RELEASE - Birmingham, Alabama (October 23, 2007) - Alabama National BanCorporation (“ANB”) (NASDAQ/Global Select Market: ALAB) today announced earnings for the quarter and nine-month period ended September 30, 2007.

For the 2007 third quarter, ANB reported net income of $19.8 million, or $0.95 per diluted share. Nine months year-to-date net income was $61.8 million, or $2.96 per diluted share. As previously reported, ANB sold its ANB Insurance Services, Inc. subsidiary during the 2007 second quarter. Earnings from the operation of this subsidiary and the gain from its sale are carried as income from discontinued operations in the income statement.

Excluding the discontinued insurance operations from all periods, ANB reported earnings from continuing operations of $19.8 million in the 2007 third quarter, down 6.1% from the $21.1 million earned in the 2007 second quarter and down 1.4% from the 2006 third quarter’s $20.1 million in net income from continuing operations. Diluted earnings per share (continuing operations) of $0.95 in the 2007 third quarter were 5.6% below the $1.01 reported in the 2007 second quarter and 9.7% below the $1.06 reported in the year ago third quarter. Diluted cash earnings per share (continuing operations) were $0.99 in the 2007 third quarter, as compared with $1.05 and $1.10 in the 2007 second quarter and 2006 third quarter, respectively.

Total revenue from continuing operations in the 2007 third quarter was $85.1 million. This revenue total was down 0.9% from the $85.9 million reported in the 2007 second quarter, and up 10.6% from the 2006 third quarter’s $76.9 million.

For the nine months ended September 30, 2007, ANB’s $60.6 million in income from continuing operations equated to $2.91 in diluted earnings per share, down 5.8% from the $3.09 earned in the first nine months of 2006. Year-to-date revenue for the first nine months of 2007 was $253.7 million, up 13.1% from the 2006 nine months.

ANB’s third quarter 2007 taxable equivalent net interest margin declined to 3.63%, down from the 3.72% reported in the 2007 second quarter. On a year-to-date basis, the 2007 nine months net interest margin of 3.70% was 0.21% below levels for the same period in 2006. Ending loans (excluding loans held for sale) grew $56.5 million during the 2007 third quarter, representing a 4.0% annualized growth rate for the quarter. During the nine months ended September 30, 2007, ending loans grew $305.9 million, representing an annualized growth rate of 7.5%. Ending deposits of $5.68 billion at September 30, 2007 were down slightly from second quarter levels and grew at a 2.8% annualized rate for the first nine months of 2007. Ending total assets at September 30, 2007 were $7.97 billion.

On the credit quality front, ANB recognized $2.7 million in net charge-offs for the 2007 third quarter, representing 0.19% of loans on an annualized basis, bringing the nine month year-to-date annualized net charge-off rate to 0.13%. The company recorded a provision for loan losses of $3.3 million in the 2007 third quarter, up from $1.1 million recorded in the 2006 third quarter. Nonaccrual loans were $20.2 million at quarter end, or 0.35% of total loans. Other real estate owned at September 30, 2007 was $8.0 million, bringing total nonperforming assets to $28.2 million. As a percentage of period-end loans and other real estate owned, nonperforming assets rose to 0.49% as compared with 0.18% in the year ago quarter and 0.32% in the quarter ended June 30, 2007.

“We look forward to our forthcoming merger with RBC Centura Banks, Inc.,” said John H. Holcomb III, Chairman and CEO. “Our planning efforts with our new partner are focused on ensuring a smooth transition for our customers as we prepare to introduce additional products and services as part of the RBC family.”

ANB’s performance resulted in a return on average tangible assets of 1.04% and a return on average tangible equity of 14.25% for the 2007 third quarter, down from 1.22% and 17.00%, respectively, in the 2006 third quarter. On a 2007 year-to-date basis, these ratios were 1.10% and 15.04%, respectively. Tangible book value per share at September 30, 2007 was $27.29.

ANB is a bank holding company operating 103 banking locations through ten bank subsidiaries in Alabama, Florida and Georgia. Alabama subsidiaries include: First American Bank in north central Alabama; and Alabama Exchange Bank in Tuskegee. Florida subsidiaries are: Indian River National Bank in Vero Beach; First Gulf Bank, N.A. in Escambia County, Florida and Baldwin County, Alabama; Florida Choice Bank in metropolitan Orlando and central Florida; Community Bank of Naples, N.A.; CypressCoquina Bank in Ormond Beach; and Millennium Bank in Gainesville. ANB has two subsidiaries in Georgia: Georgia State Bank and The Peachtree Bank, both in metropolitan Atlanta. ANB provides full banking services to individuals and businesses. Commercial mortgage services, including the origination of permanent commercial real estate mortgage loans for various lenders, are provided by Byars and Company, a division of First American Bank. Brokerage services are provided to customers through First American Bank’s wholly owned subsidiary, NBC Securities, Inc. Investments are not bank guaranteed, not FDIC insured and may lose value.

Alabama National BanCorporation common stock is traded on the NASDAQ Global Select Market under the symbol “ALAB.”

Conference Call:

Alabama National will not be holding a conference call this quarter to discuss these results.

Many of the comparisons of financial data from period to period presented in the narrative of this release have been rounded from actual values reported in the attached selected unaudited financial tables. The percentage changes presented above are based on a comparison of the actual values recorded in the attached tables, not the rounded values.

This press release, including the attached selected unaudited financial tables which are a part of this release, contains financial information determined by methods other than in accordance with generally accepted accounting principles ("GAAP"). These “non-GAAP” financial measures are “cash earnings” (cash earnings per share), “tangible book value” (tangible book value per share), “return on average tangible equity” and “return on average tangible assets.” ANB’s management uses these non-GAAP measures in its analysis of ANB’s performance. Cash earnings is defined as net income plus amortization expense (net of tax) applicable to intangible assets that do not qualify as regulatory capital. Cash earnings per basic and diluted share is defined as cash earnings divided by basic and diluted common shares outstanding. ANB’s management includes cash earnings measures to compare the company’s earnings exclusive of non-cash amortization expense and because it is a measure used by many investors as part of their analysis of ANB’s performance. Tangible book value is defined as total equity reduced by recorded intangible assets. Tangible book value per share is defined as tangible book value divided by total common shares outstanding. This measure is important to many investors in the marketplace that are interested in changes from period to period in book value per share exclusive of changes in intangible assets. Goodwill, an intangible asset that is recorded in a purchase business combination, has the effect of increasing total book value while not increasing the tangible assets of the company. For companies such as Alabama National that have engaged in multiple business combinations, purchase accounting requires the recording of significant amounts of goodwill related to such transactions. Return on average tangible equity is defined as annualized earnings for the period divided by average equity reduced by average goodwill and other intangible assets. Return on average tangible assets is defined as annualized earnings for the period divided by average assets reduced by average goodwill and other intangible assets. ANB’s management includes these measures because it believes that they are important when measuring the company’s performance exclusive of the effects of goodwill and other intangibles recorded in recent acquisitions, and these measures are used by many investors as part of their analysis of ANB. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies. Refer to the “Reconciliation Table” in the attached unaudited financial tables for a more detailed analysis of these non-GAAP performance measures and the most directly comparable GAAP measures.

This press release contains forward-looking statements as defined by federal securities laws. Statements contained in this press release which are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. ANB undertakes no obligation to update these statements following the date of this press release. In addition, ANB, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of ANB’s senior management based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by ANB with the Securities and Exchange Commission, and forward looking statements contained in this press release or in other public statements of ANB or its senior management should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

Where You Can Find Additional Information About ANB’s Proposed Merger with RBC Centura Banks, Inc.

The proposed merger of ANB with RBC Centura Banks, Inc., a wholly-owned subsidiary of Royal Bank of Canada (“RBC”), will be submitted to ANB’s stockholders for consideration. RBC will file with the SEC a Registration Statement on Form F-4 that includes a preliminary version of a proxy statement of ANB that also constitutes a preliminary prospectus of RBC. RBC intends to file the F-4 with the SEC on or about November 30, 2007. Following the F-4 being declared effective by the SEC, ANB intends to mail the final proxy statement/prospectus to its stockholders. ANB stockholders are urged to read the final proxy statement/prospectus regarding the proposed transaction when it becomes available because it will contain important information. You may obtain a free copy of the F-4 (when it becomes available) and the final proxy statement/prospectus (when it becomes available) and other documents related to the merger filed by ANB and RBC with the SEC at the SEC’s website at www.sec.gov. You may also obtain documents filed with the SEC by RBC free of charge from RBC’s website (www.rbc.com) under the heading “News and Information - Investor Relations” and then under the heading “Regulatory Filings” and then under the heading “Link to EDGAR Information and Filings” and then, once it is filed, to the F-4 (or the most recent amendment thereto). You may also obtain documents filed with the SEC by ANB free of charge from ANB’s website (www.alabamanational.com) under the heading “Financial Reports” and then under the item “SEC Filings.”

Participants in the Merger

RBC, RBC Centura Banks, Inc., ANB and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from ANB stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of ANB stockholders in connection with the merger will be set forth in the final proxy statement/prospectus when it becomes available. You can find information about RBC’s executive officers and directors in its management proxy circular filed with the SEC as an exhibit to its Form 6-K on February 9, 2007. You can find information about ANB’s executive officers and directors in its definitive proxy statement filed with the SEC on April 12, 2007. You can obtain free copies of these documents from the websites of RBC, ANB or the SEC.

Contacts: Alabama National BanCorporation

John H. Holcomb III	William E. Matthews, V
Chairman of the Board and	Executive Vice President and
Chief Executive Officer	Chief Financial Officer
(205) 583-3648	(205) 583-3650

# # #

ALABAMA NATIONAL BANCORPORATION
(Unaudited Financial Highlights)
(in thousands, except per share amounts and percentages)

	Three Months Ended
	September 30,		Percentage
	2007	2006	Change (b)

Net interest income	$63,731	$58,196	9.5%
Noninterest income	21,354	18,736	14.0
Total revenue	85,085	76,932	10.6
Provision for loan and lease losses	3,267	1,130	189.1
Noninterest expense	52,182	45,288	15.2
Income from continuing operations before taxes	29,636	30,514	(2.9)
Income taxes	9,852	10,446	(5.7)
Net income from continuing operations	19,784	20,068	(1.4)
Income from discontinued operations (net of tax)	2	45	(95.6)
Net income	$19,786	$20,113	(1.6)%

Weighted average common and common equivalent shares outstanding
Basic	20,604	18,834	9.4%
Diluted	20,751	19,012	9.1

Net income per common share from continuing operations
Basic	$.96	$1.07	(9.9)%
Diluted	.95	1.06	(9.7)

Net income per common share
Basic	$.96	$1.07	(10.1)%
Diluted	.95	1.06	(9.9)

Cash earnings per share from continuing operations (a)
Total	$20,632	$20,943	(1.5)%
Basic	1.00	1.11	(9.9)
Diluted	.99	1.10	(9.7)

Cash dividends declared on common stock	$.41	$.375
Return on average assets	1.00%	1.18%
Return on average tangible assets	1.04	1.22
Return on average equity	8.96	11.41
Return on average tangible equity	14.25	17.00

Noninterest Income
Service charge income	$4,903	$4,042	21.3%
Investment services income	1,189	1,292	(8.0)
Wealth management income	6,373	5,371	18.7
Gain on sale of mortgages	2,945	2,774	6.2
Commercial mortgage banking income	363	518	(29.9)
Gain on disposal of assets	131	13	907.7
Bank owned life insurance	1,142	988	15.6
Other	4,308	3,738	15.2
Total noninterest income	$21,354	$18,736	14.0%

(a)	Cash earnings exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital.

(b)	Percentage change based on actual not rounded values.

	Nine Months Ended
	September 30,		Percentage
	2007	2006	Change (b)

Net interest income	$190,988	$169,714	12.5%
Noninterest income	62,706	54,546	15.0
Total revenue	253,694	224,260	13.1
Provision for loan and lease losses	8,302	4,293	93.4
Noninterest expense	153,983	132,704	16.0
Income from continuing operations before taxes	91,409	87,263	4.8
Income taxes	30,791	30,110	2.3
Net income from continuing operations	60,618	57,153	6.1
Income from discontinued operations (net of tax)	1,151	150	667.3
Net income	$61,769	$57,303	7.8%

Weighted average common and common equivalent shares outstanding
Basic	20,702	18,336	12.9%
Diluted	20,861	18,521	12.6

Net income per common share from continuing operations
Basic	$2.93	$3.12	(6.1)%
Diluted	2.91	3.09	(5.8)

Net income per common share
Basic	$2.98	$3.13	(4.5)%
Diluted	2.96	3.09	(4.3)

Cash earnings per share from continuing operations (a)
Total	$63,275	$59,454	6.4%
Basic	3.06	3.24	(5.7)
Diluted	3.03	3.21	(5.5)

Cash dividends declared on common stock	$1.23	$1.125
Return on average assets	1.06%	1.18%
Return on average tangible assets	1.10	1.22
Return on average equity	9.49	11.71
Return on average tangible equity	15.04	17.08
Noninterest Income
Service charge income	$13,015	$11,753	10.7%
Investment services income	3,914	3,122	25.4
Wealth management income	18,409	16,102	14.3
Gain on sale of mortgages	9,811	8,046	21.9
Commercial mortgage banking income	1,159	1,534	(24.4)
Gain on disposal of assets	624	552	13.0
Securities (losses) gains	-	(1,250)	NM
Bank owned life insurance	3,367	2,528	33.2
Other	12,407	12,159	2.0
Total noninterest income	$62,706	$54,546	15.0%

(a)	Cash earnings exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital.

(b)	Percentage change based on actual not rounded values.

NM -	Not meaningful

	September 30,	December 31,	Percentage
	2007	2006	Change
Total assets	$7,967,331	$7,671,274	3.9%
Earning assets	7,152,863	6,856,309	4.3
Securities (a)	1,253,681	1,265,774	(1.0)
Loans held for sale	22,018	27,652	(20.4)
Loans and leases, net of unearned income	5,761,997	5,456,136	5.6
Allowance for loan and lease losses	71,026	68,246	4.1
Deposits	5,682,313	5,567,603	2.1
Short-term borrowings	149,300	161,830	(7.7)
Long-term debt	460,339	402,399	14.4
Stockholders' equity	880,956	853,623	3.2

(a)	Excludes trading securities

ASSET QUALITY ANALYSIS
(in thousands, except percentages)

	As of / For the Three Months Ended
	Sept 30, 2007	June 30, 2007	Sept 30, 2006
Nonaccrual loans	$20,239	$10,686	$8,344
Restructured loans	-	-	-
Loans past due 90 days or more and still accruing	-0-	-0-	-0-
Total nonperforming loans	20,239	10,686	8,344
Other real estate owned	7,969	7,678	381
Total nonperforming assets	28,208	18,364	8,725
Total non performing assets as a percentage of period-end loans and other real estate (a)	0.49%	0.32%	0.18%
Allowance for loan and lease losses	$71,026	$70,474	$61,354
Provision for loan and lease losses	3,267	3,273	1,130
Loans charged off	2,981	2,799	848
Loan recoveries	266	323	333
Net loan and lease losses	2,715	2,476	515
Allowance for loan and lease losses as a percentage of period-end loans and leases (a)	1.23%	1.24%	1.26%
Allowance for loan and lease losses as a percentage of period-end nonperforming loans	350.94	659.50	735.31
Net losses to average loans and leases (annualized)	0.19	0.18	0.04

	For the Nine Months Ended
	September 30,		Percentage
	2007	2006	Change
Provision for loan and lease losses	$8,302	$4,293	93.4%
Loans charged off	6,281	1,866	236.60
Loan recoveries	759	1,033	(26.5)
Net loan and lease losses	5,522	833	562.9
Net losses to average loans and leases (annualized)	0.13%	0.02%

(a)	Excludes loans held for sale

TAXABLE EQUIVALENT YIELDS/RATES

	Three Months Ended
	Sept 30, 2007	June 30, 2007	Sept 30, 2006
Interest income:
Interest and fees on loans	8.03%	8.09%	7.95%
Interest on securities:
Taxable	4.61	4.61	4.46
Non-taxable	6.30	6.08	6.38
Total interest earning assets	7.44	7.48	7.27

Interest expense:
Interest on deposits	4.19%	4.17%	3.72%
Interest on short-term borrowing	5.46	5.49	5.62
Interest on long-term debt	5.05	5.09	5.22
Total interest bearing liabilities	4.34	4.32	4.03
Net interest spread	3.10	3.16	3.24
Net interest margin	3.63	3.72	3.81

	Nine Months Ended
	September 30,
	2007	2006
Interest income:
Interest and fees on loans	8.08%	7.72%
Interest on securities:
Taxable	4.61	4.43
Non-taxable	6.21	6.43
Total interest earning assets	7.46	7.06

Interest expense:
Interest on deposits	4.15%	3.39%
Interest on short-term borrowing	5.34	5.25
Interest on long-term debt	5.17	4.98
Total interest bearing liabilities	4.31	3.68
Net interest spread	3.15	3.38
Net interest margin	3.70	3.91

STOCKHOLDERS' EQUITY AND CAPITAL RATIOS

	September 30,	December 31,
	2007	2006
Stockholders' Equity:
Equity to assets	11.06%	11.13%
Leverage ratio	8.04	7.99
Book value per common share (a)	$43.19	$41.51
Tangible book value per common share (a)(b)	27.29	25.55
Ending shares outstanding	20,397	20,562

(a)	Includes a cumulative mark to market adjustment to equity of $(0.25) and $(0.29) per share at September 30, 2007 and December 31, 2006, respectively.

(b)	Total equity reduced by intangible assets divided by common shares outstanding.

RECONCILIATION TABLE
(in thousands, except per share amounts and percentages)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
Net income from continuing operations	$19,784	$20,068	$60,618	$57,153
Amortization of intangibles, net of tax	848	875	2,657	2,301
Cash earnings from continuing operations	$20,632	$20,943	$63,275	$59,454

Net income per common share from
continuing operations - basic	$0.96	$1.07	$2.93	$3.12
Effect of amortization of intangibles per share	0.04	0.04	0.13	0.12
Cash earnings per common share from continuing operations - basic	$1.00	$1.11	$3.06	$3.24

Net income per common share from
continuing operations - diluted	$0.95	$1.06	$2.91	$3.09
Effect of amortization of intangibles per share	0.04	0.04	0.12	0.12
Cash earnings per common share from continuing operations - diluted	$0.99	$1.10	$3.03	$3.21

Average assets	$7,884,691	$6,752,745	$7,812,661	$6,470,383
Average intangible assets	(324,921)	(230,011)	(321,419)	(205,795)
Average tangible assets	$7,559,770	$6,522,734	$7,491,242	$6,264,588

Return on average assets	1.00%	1.18%	1.06%	1.18%
Effect of average intangible assets	0.04	0.04	0.04	0.04
Return on average tangible assets	1.04%	1.22%	1.10%	1.22%

Average equity	$875,842	$699,333	$870,475	$654,280
Average intangible assets	(324,921)	(230,011)	(321,419)	(205,795)
Average tangible equity	$550,921	$469,322	$549,056	$448,485

Return on average equity	8.96%	11.41%	9.49%	11.71%
Effect of average intangible assets	5.29	5.59	5.55	5.37
Return on average tangible equity	14.25%	17.00%	15.04%	17.08%

	As of
	September 30,	December 31,
	2007	2006
Book value	$880,956	$853,623
Intangible assets	(324,279)	(328,166)
Tangible book value	$556,677	$525,457

Book value per common share	$43.19	$41.51
Effect of intangible assets per share	(15.90)	(15.96)
Tangible book value per common share	$27.29	$25.55

Alabama National BanCorporation and Subsidiaries
Consolidated Statements of Financial Condition (Unaudited)
(In thousands, except share amounts)

	September 30, 2007	December 31, 2006
Assets
Cash and due from banks	$164,103	$200,153
Interest-bearing deposits in other banks	27,983	16,350
Federal funds sold and securities purchased under resell agreements	86,364	89,865
Trading securities, at fair value	820	532
Investment securities (fair values of $729,561and $705,460)	737,780	716,406
Securities available for sale, at fair value	515,901	549,368
Loans held for sale	22,018	27,652
Loans and leases	5,766,151	5,461,400
Unearned income	(4,154)	(5,264)
Loans and leases, net of unearned income	5,761,997	5,456,136
Allowance for loan and lease losses	(71,026)	(68,246)
Net loans and leases	5,690,971	5,387,890
Property, equipment and leasehold improvements, net	173,666	155,001
Assets to be disposed of	-	3,549
Goodwill	311,658	311,583
Other intangible assets, net	12,621	16,583
Cash surrender value of life insurance	108,384	104,992
Receivable from investment division customers	13,998	1,114
Other assets	101,064	90,236
Totals	$7,967,331	$7,671,274

Liabilities and Stockholders' Equity
Deposits:
Noninterest bearing	$755,248	$849,127
Interest bearing	4,927,065	4,718,476
Total deposits	5,682,313	5,567,603
Federal funds purchased and securities sold under repurchase agreements	719,823	627,297
Liabilities to be disposed of	-	1,019
Accrued expenses and other liabilities	59,782	56,057
Payable for securities purchased for investment division customers	14,818	1,446
Short-term borrowings	149,300	161,830
Long-term debt	460,339	402,399
Total liabilities	7,086,375	6,817,651

Common stock, $1 par; 50,000,000 shares authorized; 20,626,500 and 20,562,467 shares issued at September 30, 2007 and December 31, 2006, respectively	20,627	20,562
Additional paid-in capital	577,064	573,756
Retained earnings	302,594	266,668
Treasury stock at cost, 230,000 shares at September 30, 2007	(14,221)	-
Accumulated other comprehensive loss, net of tax	(5,108)	(7,363)
Total stockholders' equity	880,956	853,623
Totals	$7,967,331	$7,671,274

Alabama National BanCorporation and Subsidiaries
Consolidated Statements of Income (Unaudited)
(In thousands, except per share data)

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2007	2006	2007	2006

Interest income:
Interest and fees on loans and leases	$116,151	$97,279	$342,816	$266,374
Interest on securities	14,436	13,275	42,402	38,329
Interest on deposits in other banks	265	225	819	450
Interest on trading securities	8	15	32	34
Interest on federal funds sold and securities purchased under resell agreements	888	806	2,682	2,531
Total interest income	131,748	111,600	388,751	307,718

Interest expense:
Interest on deposits	52,806	38,019	153,347	99,059

Interest on federal funds purchased and securities sold under repurchase agreements	7,534	8,142	22,353	21,207
Interest on short-term borrowings	1,912	2,117	5,587	3,238
Interest on long-term debt	5,765	5,126	16,476	14,500
Total interest expense	68,017	53,404	197,763	138,004
Net interest income	63,731	58,196	190,988	169,714
Provision for loan and lease losses	3,267	1,130	8,302	4,293
Net interest income after provision for loan and lease losses	60,464	57,066	182,686	165,421

Noninterest income:
Securities losses	-	-	-	(1,250)
Gain on disposition of assets	131	13	624	552
Service charges on deposit accounts	4,903	4,042	13,015	11,753
Investment services income	1,189	1,292	3,914	3,122
Wealth management income	6,373	5,371	18,409	16,102
Gain on sale of mortgages	2,945	2,774	9,811	8,046
Commercial mortgage banking income	363	518	1,159	1,534
Bank owned life insurance	1,142	988	3,367	2,528
Other	4,308	3,738	12,407	12,159
Total noninterest income	21,354	18,736	62,706	54,546

Noninterest expense:
Salaries and employee benefits	26,695	23,582	78,950	68,989
Commission based compensation	5,198	4,586	15,131	13,143
Occupancy and equipment expenses	5,845	5,160	17,364	14,843
Amortization of intangibles	1,262	1,262	3,961	3,290
Other	13,182	10,698	38,577	32,439
Total noninterest expense	52,182	45,288	153,983	132,704

Income before provision for income taxes from continuing operations	29,636	30,514	91,409	87,263
Provision for income taxes	9,852	10,446	30,791	30,110
Net income from continuing operations	19,784	20,068	60,618	57,153

Income from discontinued operations, including a gain on disposal of $1,462,000 for the nine months ended September 30, 2007 (net of tax)	2	45	1,151	150
Net income	$19,786	$20,113	$61,769	$57,303

Weighted average common shares outstanding:
Basic	20,604	18,834	20,702	18,336
Diluted	20,751	19,012	20,861	18,521

Earnings per common share from continuing operations:
Basic.	$0.96	$1.07	$2.93	$3.12
Diluted.	$0.95	$1.06	$2.91	$3.09

Earnings per common share:
Basic.	$0.96	$1.07	$2.98	$3.13
Diluted.	$0.95	$1.06	$2.96	$3.09

AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
(Amounts in thousands, except yields and rates)

	Three Months 09/30/07			Three Months 09/30/06
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Cost	Balance	Expense	Cost
Assets:
Earning assets:
Loans and leases (1)	$5,747,873	$116,327	8.03%	$4,861,167	$97,415	7.95%
Securities:
Taxable	1,087,449	12,624	4.61	1,095,864	12,312	4.46
Tax exempt	172,851	2,746	6.30	90,761	1,459	6.38
Cash balances in other banks	21,320	265	4.93	17,796	225	5.02
Funds sold	59,031	888	5.97	57,876	806	5.53
Trading account securities	587	8	5.41	1,245	15	4.78
Total earning assets (2)	7,089,111	132,858	7.44	6,124,709	112,232	7.27
Cash and due from banks	168,465			168,449
Premises and equipment	168,834			139,617
Other assets	529,332			381,126
Allowance for loan and lease losses	(71,051)			(61,156)
Total assets	$7,884,691			$6,752,745

Liabilities:
Interest-bearing liabilities:
Interest-bearing transaction accounts	$1,169,311	$8,604	2.92%	$1,114,186	$8,135	2.90%
Savings deposits	1,058,083	9,138	3.43	955,355	7,217	3.00
Time deposits	2,771,279	35,064	5.02	1,987,488	22,667	4.52
Funds purchased	624,192	7,534	4.79	662,649	8,142	4.87
Other short-term borrowings	139,054	1,912	5.46	149,362	2,117	5.62
Long-term debt	453,231	5,765	5.05	389,516	5,126	5.22
Total interest-bearing liabilities	6,215,150	68,017	4.34	5,258,556	53,404	4.03
Demand deposits	729,799			748,486
Accrued interest and other liabilities	63,900			46,371
Stockholders' equity	875,842			699,333
Total liabilities and stockholders' equity	$7,884,691			$6,752,745

Net interest spread			3.10%			3.24%
Net interest income/margin on a taxable equivalent basis		64,841	3.63%		58,828	3.81%
Tax equivalent adjustment (2)		1,110			632
Net interest income/margin		$63,731	3.57%		$58,196	3.77%

(1)	Average loans include nonaccrual loans. All loans and deposits are domestic.
(2)	Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.

AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
(Amounts in thousands, except yields and rates)

	Nine Months 09/30/07			Nine Months 09/30/06
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Cost	Balance	Expense	Cost
Assets:
Earning assets:
Loans and leases (1)	$5,681,298	$343,406	8.08%	$4,617,531	$266,759	7.72%
Securities:
Taxable	1,094,154	37,722	4.61	1,084,872	35,939	4.43
Tax exempt	152,762	7,091	6.21	75,278	3,621	6.43
Cash balances in other banks	22,128	819	4.95	12,718	450	4.73
Funds sold	65,444	2,682	5.48	65,844	2,531	5.14
Trading account securities	849	32	5.04	1,019	34	4.46
Total earning assets (2)	7,016,635	391,752	7.46	5,857,262	309,334	7.06
Cash and due from banks	179,679			179,982
Premises and equipment	164,062			128,875
Other assets	522,462			362,587
Allowance for loan and lease losses	(70,177)			(58,323)
Total assets	$7,812,661			$6,470,383

Liabilities:
Interest-bearing liabilities:
Interest-bearing transaction accounts	$1,183,641	$25,709	2.90%	$1,096,629	$21,580	2.63%
Savings deposits	1,095,800	28,562	3.48	930,326	18,391	2.64
Time deposits	2,657,424	99,076	4.98	1,885,467	59,088	4.19
Funds purchased	626,632	22,353	4.77	626,496	21,207	4.53
Other short-term borrowings	139,975	5,587	5.34	82,390	3,238	5.25
Long-term debt	425,933	16,476	5.17	388,959	14,500	4.98
Total interest-bearing liabilities	6,129,405	197,763	4.31	5,010,267	138,004	3.68
Demand deposits	754,311			736,455
Accrued interest and other liabilities	58,470			69,381
Stockholders' equity	870,475			654,280
Total liabilities and stockholders' equity	$7,812,661			$6,470,383

Net interest spread			3.15%			3.38%
Net interest income/margin on a taxable equivalent basis		193,989	3.70%		171,330	3.91%
Tax equivalent adjustment (2)		3,001			1,616
Net interest income/margin		$190,988	3.64%		$169,714	3.87%

(1)	Average loans include nonaccrual loans. All loans and deposits are domestic.
(2)	Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.